UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2018

GANNETT CO., INC.

(Exact name of registrant as specified in charter)

Delaware	1-36874	47-2390983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7950 Jones Branch Drive, McLean, Virginia, 22107-0910

(Address of principal executive offices, including zip code)

(703) 854-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Gannett Co., Inc. (the “Company”) held its 2018 annual meeting of stockholders (the “2018 annual meeting”) on May 8, 2018. At the 2018 annual meeting, the Company’s stockholders approved the proposed amendment no. 2 to the Gannett Co., Inc. 2015 Omnibus Incentive Compensation Plan (the “Plan”) described in the Company’s definitive proxy statement on Schedule 14A for the 2018 annual meeting filed with the Securities and Exchange Commission on March 23, 2018 (the “2018 proxy statement”). As a result of the amendment, among other matters, the number of shares available for issuance under the Plan was increased by 6,050,000 and the term of the Plan was extended to May 8, 2028. A copy of the amendment to the Plan is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2018 annual meeting, the Company’s stockholders voted on four proposals, each of which was described in the Company’s 2018 proxy statement. The final voting results with respect to each proposal are set forth below.

Proposal 1

The Company’s stockholders elected each of the eleven nominees named in the 2018 proxy statement, to serve on the Board of Directors for a one-year term expiring at the Company’s 2019 annual meeting of stockholders or until their respective successors are duly elected and qualified or until their earlier resignation or removal, as set forth below:

Name of Director Nominee	For	Against	Abstain	Broker Non- Votes
Matthew W. Barzun	93,835,212	917,505	2,386,784	8,523,373
John E. Cody	93,773,567	986,457	2,379,477	8,523,373
Stephen W. Coll	93,896,062	861,497	2,381,942	8,523,373
Robert J. Dickey	93,821,047	985,932	2,332,521	8,523,373
Donald E. Felsinger	93,692,135	1,044,492	2,402,874	8,523,373
Lila Ibrahim	93,809,828	1,019,123	2,310,549	8,523,373
Lawrence S. Kramer	93,822,527	922,907	2,394,067	8,523,373
John Jeffry Louis	93,903,287	848,315	2,387,898	8,523,373
Tony A. Prophet	93,804,472	936,376	2,398,653	8,523,373
Debra A. Sandler	93,888,998	938,531	2,311,972	8,523,373
Chloe R. Sladden	93,878,229	935,119	2,326,152	8,523,373

Proposal 2

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2018 fiscal year, as set forth below:

For	Against	Abstain
104,875,608	586,771	200,496

There were no broker non-votes with respect to this proposal.

Proposal 3

The Company’s stockholders approved amendment no. 2 to the Plan, as set forth below:

For	Against	Abstain	Broker Non-Votes
89,458,417	7,275,958	405,126	8,523,373

Proposal 4

The Company’s stockholders approved, on a non-binding, advisory basis, the Company’s executive compensation program as described in the 2018 proxy statement, as set forth below:

For	Against	Abstain	Broker Non-Votes
89,677,011	6,893,170	569,320	8,523,373

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

10.1	Amendment no. 2 to the Gannett Co., Inc. 2015 Omnibus Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gannett Co., Inc.

Date: May 9, 2018	By:	/s/ Barbara W. Wall
Barbara W. Wall
Senior Vice President and Chief Legal Officer